[INSERT FIRM/ADVISOR NAME or LOGO]

FRANKLIN SQUARE
CAPITAL PARTNERS

Join [company name] and Franklin Square Capital Partners to

Learn how you can gain access to the U.S. energy renaissance

The United States is in the midst of an energy renaissance. Approximately 98% of U.S. energy and power companies are privately held and are not included in traditional energy investment options, such as listed mutual funds and master limited partnerships. Now you can access the debt and equity of these private companies through FS Energy & Power Fund (FSEP) and participate in this domestic energy renaissance.

Join [Company name] and Franklin Square Capital Partners to learn how you may benefit from investing in the U.S. private energy and power sector.

WHEN: [Day], [Month] [##], 2014

[X:XX] P.M. Reception
[X:XX – X:XX] P.M. [Lunch/Dinner]
and Presentation by [Name]

WHERE: [Title of location]
[Street address]
[City, State Zip]

REGISTER: Please contact [Name]
at [E-mail Address] or [Phone Number]

RSVP: by [Month] [##], 2014

Why invest in FS Energy & Power Fund?

Expected monthly distributions

Regain the benefits of diversification with private debt

Unique approach to income and growth

This sales and advertising material must be read in conjunction with FSEP's prospectus in order to fully understand all of the implications of investing, including investment objectives, charges and expenses associated with an investment in FSEP. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. A copy of FSEP's prospectus is available free of charge by contacting FS Energy & Power Fund at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 877-372-9880 or by visiting FSEP's website at www.fsenergyandpowerfund.com. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Securities Exchange Commission (SEC) and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if FSEP's prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in the common shares of FSEP is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. As such, an investment in FSEP is not suitable for all investors. Because common shares of FSEP are not listed on a securities exchange and no secondary market is expected to develop, it will be difficult for you to sell your common shares. While FSEP conducts quarterly tender offers for its common shares, only a limited number of common shares will be eligible for repurchase and FSEP may suspend or terminate the share repurchase program at any time. Investors are advised to consider the investment objectives, risks, charges and expenses of FSEP carefully before investing. The payment of future distributions on FSEP's common shares is subject to the sole discretion of FSEP's board of trustees and applicable legal restrictions, and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

Securities offered through [XYZ Financial], Member FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS^2 Capital Partners is a wholesaling broker dealer, Member FINRA/SIPC, and is not affiliated with [XYZ Financial].

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates

may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.